KeyCorp Second Quarter 2024 Earnings Review July 18, 2024 Chris Gorman Chairman and Chief Executive Officer Clark Khayat Chief Financial Officer

2 Note: All metrics are as of 6/30/2024 unless otherwise noted (1) 1H24 Annualized growth; (2) 6/30/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision ✓Enhanced underwrite-to- distribute platform through partnership with Blackstone+5% YoY Client Deposit Growth Differentiated Fee Businesses Focused on Targeted Scale Driving New Relationships Focused on Primacy +3% YoY Increase in noninterest incom Strengthening the Balance Sheet 34bps NCOs / Average Loans Risk Management Excellence Momentum across Wealth Management, Payments, and Commercial Mortgage Servicing IB pipelines continue to build +3.3% Net New Relationship Household Growth(1) 2Q24 Results 68bps NPAs / Period-end Loans 10.5% Common Equity Tier 1(2), up 120bps year-over-year Continued to reduce reliance on wholesale funding and brokered deposits

Financial Review

2Q24 Highlights

- EPS of $0.25, up 25% sequentially
- Net interest income up 1.5% QoQ driven by fixed-rate asset repricing, partly offset by higher funding costs and impact of forward-starting swaps
- Noninterest income up 3% YoY primarily driven by trust and investment services and commercial mortgage servicing fees
- Expenses essentially flat YoY
- Provision for Credit Losses of $100MM, down 1% QoQ and included $91MM of NCOs and ~$10MM build to the allowance for credit losses
- CET1 increased 23 basis points QoQ to 10.5%, and tangible book value per common share increased ~3% sequentially

$ in millions, excluding EPS
From continuing operations, unless otherwise noted

	Reported	QoQ ▲	YoY ▲
EPS	$0.25	25.0%	(7.4)%
Net Interest Income (TE)	$899	1.5%	(8.8)%
Noninterest Income	$627	(3.1)%	3.0%
Revenue	$1,526	(0.5)%	(4.3)%
Noninterest Expense	$1,079	(5.6)%	0.3%
Provision for Credit Losses	$100	(1.0)%	(40.1)%
CET1(1)	10.5%	23 bps	122 bps
Cash Efficiency Ratio(2)	70.2%	(380) bps	340 bps
ROTCE(2)	10.39%	252 bps	(65) bps
Tangible Book Value per Common Share	$10.13	2.6%	10.6%

(1) 6/30/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation

4

Average Loans

$ in billions



$120.7
$117.6
$113.9
$111.0
$109.0
EOP Loans: $107.1Bn
Consumer
$36.6
$36.1
$35.3
$34.6
$33.9
Loan Yield
5.26%
5.41%
5.51%
5.61%
5.66%
Commercial
$84.0
$81.6
$78.6
$76.4
$75.1
2Q23
3Q23
4Q23
1Q24
2Q24

QoQ Avg Balances by Type



$111.0
($0.6)
($0.6)
($0.2)
($0.3)
($0.4)
$109.0
1Q24
C&I
CRE(1)
Commercial Leases
Residential Mortgage
Other Consumer (2)
2Q24

Note: Graphs may not foot due to rounding
(1) CRE includes real estate – commercial mortgage and real estate – construction; (2) Other Consumer includes home equity loans, credit cards, and other consumer loans; (3) Non-GAAP measure: see appendix for reconciliation; (4) Defined as capital markets, payments or deposits

vs. Prior Quarter

- Average loans down 1.9% from 1Q24
  - Decline in commercial loans (-$1.3Bn), driven by lower C&I and commercial real estate loans
  - Decline in average consumer loans (-$730MM), driven by declines across all consumer loan categories

Portfolio Highlights

- ~63% variable rate, or 46% after adjusting for loans swapped to a fixed rate; loan yields would have been 6.4% in second quarter 2024 excluding the impact from hedges[3]
- ~89% of commercial loans are made to clients who do additional business with Key[4]
- 53% of the C&I portfolio is investment grade; Consumer book has a 766 weighted average FICO at origination
- C&I loan utilization: 31% in 2Q24

5

Average Deposits



$ in billions
$142.9
$144.8
$145.1
$142.9
$144.2
Other(1)
$9.0
$6.0
$3.3
$2.5
$1.4
Commercial
$52.5
$56.1
$58.2
$56.3
$57.4
Total deposit cost
1.49%
1.88%
2.06%
2.20%
2.28%
Consumer
$81.4
$82.7
$83.6
$84.1
$85.4
2Q23
3Q23
4Q23
1Q24
2Q24

2Q24 Product Mix



Time deposits
11%
20%
Noninterest-bearing
4%
Savings
MMDA
27%
38%
Demand

2Q24 Interest-bearing Mix



Other Commercial / Treasury
~10%
55%
Consumer
Managed Indexed Commercial
~30%
6%
Wealth

Note: Graphs may not foot due to rounding
(1) Other includes treasury brokered deposits and other deposits; (2) Cumulative beta indexed to 4Q21; (3) Represents period-end consolidated total loans and loans held for sale divided by period-end consolidated total deposits

vs. Prior Quarter

- Average deposits were up 1% from from 1Q24
  - Growth in retail CD balances and commercial deposits
  - Included ~$200MM decline in brokered CDs
- Total deposit costs rose by 8 basis points
  - Reflects increase in time deposits and continued deposit mix shift
  - Cumulative total interest-bearing deposit beta: ~53%(2)

Deposit Franchise Highlights

- Client deposits up 5% year-over-year
- Commercial deposit balances driven by relationship clients
  - 76% of commercial deposits in core operating accounts
  - 94% of commercial deposits have an operating account
- Loan-to-deposit ratio: 74%(3)

6

2Q23 3Q23 4Q23 1Q24 2Q24 TE = Taxable equivalent Note: NIM Walk may not foot due to rounding 7 $923 $886 NII Walk (TE) NIM Walk (TE) 2.12% $986 $928 2.01% 2.07% 2.02% Swaps & UST Roll-off 1Q24 2Q24 Net Interest Income and Margin (TE) From continuing operations, $ in millions $899 2.04% Lower Loans (remixed into ST investments) Deposit Cost & Mix ~$39 $(18) Other (3)bps Increase in Time Deposits & Fed Account 1Q24 2Q24Higher Deposit Costs (ex Time Deposit Increase) Forward- starting Swaps $(9) $9 Swaps & UST Roll-off 3bps 8bps Other (net) (2)bps +1.5% Lower Loans / Forward- starting Swaps (4)bps

+3% +10% +9% +5% (1)% +8% +2% (26)% (3)% QoQ 8 % change YoY +22% (4)% (21)% +12% - +10% +5% vs. Prior Year $ in millions Investment Banking & Debt Placement Trust & Investment Services Cards & Payments Other(1) Corporate Services Service Charges on Deposit Acct Commercial Mortgage Servicing ▪ Noninterest income up $18MM (+3%) from 2Q23 − Trust & Investment Services growth (+$13MM) driven by strong market performance and momentum in Wealth Management mass affluent initiative − Increase in Commercial Mortgage Servicing fees (+$11MM) − Corporate Services decline ($18MM) reflects elevated LIBOR-SOFR related transition activity in the year ago quarter (1) Other includes Corporate-Owned Life Insurance Income, Consumer Mortgage Income, Operating Lease Income and Other Leasing Gains, and Other Income $120 $170 $126 $126 $136 $139 $85 $77 $85 $86 $69 $68 $69 $63 $66 $50 $56 $61 $73 $76 $82 2Q23 1Q24 2Q24 Noninterest Income $609 $647 $627 Total Noninterest Income

9 $622 $674 $636 $454 $440 $438 $29 2Q23 1Q24 2Q24 Personnel Non-personnel(1) vs. Prior Year % change YoY QoQ (4)% 2% (0.5)% (6)% 0.3% (6)% ▪ Noninterest expense up $3MM (0.3%) from 2Q23 − 2Q24 Noninterest expense included $5MM pre-tax, from the FDIC special assessment(2) ▪ Higher personnel expense due to KEY’s higher stock price, offset by lower marketing and business services and professional fees ▪ Noninterest expense down $64MM sequentially, or $40MM (or 4%) excluding FDIC special assessment(2) − Lower incentive compensation and employee benefits more than offset merit increases $ in millions (1) 1Q24 and 2Q24 exclude FDIC special assessments; (2) FDIC Special Assessment, please see slide 25 for breakout on Selected Items Impact on Earnings Noninterest Expense $1,079 $5 $1,143$1,076 Total Noninterest Expense (2) (2) vs. Prior Quarter

0.12% 0.15% 0.20% 0.22% 0.26% 0.06% 0.04% 0.09% 0.11% 0.13% 2Q23 3Q23 4Q23 1Q24 2Q24 NCO = Net charge-off (1) Loan and lease outstandings 10 $ in millions $3,921 $4,475 $4,984 $6,588 $6,973 2Q23 3Q23 4Q23 1Q24 2Q24 30 – 89 days delinquent 90+ days delinquent Net Charge-offs & Provision for Credit Losses Delinquencies to Period-end Total Loans Criticized Outstandings(1) to Period-end Total Loans $ in millions; Continuing Operations Criticized Outstandings to Period-end Total LoansCriticized Outstandings 3.3% 3.9% 4.4% 6.0% $52 $71 $76 $81 $91 $167 $81 $102 $101 $100 2Q23 3Q23 4Q23 1Q24 2Q24 NCOs Provision for credit losses NCOs to avg. loans 0.17% 0.24% 0.26% 0.29% $431 $455 $574 $658 $710 2Q23 3Q23 4Q23 1Q24 2Q24 Nonperforming Loans to Period-end Total Loans $ in millions Nonperforming Loans to Period-end Total LoansNonperforming Loans 0.36% 0.39% 0.51% 0.60% Credit Quality Continuing Operations 0.66% 0.34% 6.5% +8% +6%

2Q23 3Q23 4Q23 1Q24 2Q24 11 $ in billions Tangible Common Equity Ratio(2) Common Equity Tier 1(1) Projected AOCI Impacts(3) 4.5% 4.4% 5.1% 5.0% 5.2% 2Q23 3Q23 4Q23 1Q24 2Q24 9.3% 9.8% 10.0% Target operating range: 9% - 9.5% 10.3% Adjusted for unrealized AFS Securities and Pension losses(2) 6.2% 6.2% 7.0% 7.1% (1) 6/30/2024 ratio is estimated and reflects Key's election to adopt the CECL optional transition provision; (2) Non-GAAP measure: see appendix for reconciliation; (3) Assumes market forwards as of 6/30/2024 Capital 10.5% 7.3% AFS AOCI ($5.1) ($4.6) ($4.7) ~12% ~28% ($3.7) ($4.1) AOCI Forward Rates YE 2024 AOCI Flat RatesAOCI Position 6/30/2024 ~8% ~21% AOCI burn down assumes ~4 rate cuts through 2025, ~6 cuts through 2026, and 3-5 year UST rates decline by ~25bps AOCI burn down assuming rates hold at 6/30/2024 levels ($3.9) ($3.4) ($4.0) ($3.4) ($4.3) Other AOCI ($2.9) ($2.9) ($3.2) ($3.4) ~39% ~34% YE 2025 YE 2026 YE 2024 YE 2025 YE 2026

2024 Outlook

$ in millions

	2023	FY2024 (vs. FY2023)
Average Loans	$118,004	down 7 – 8% (previously down 5 – 7%)
Ending Loans	$112,606	down 4 – 5% (previously relatively stable)
Average Deposits	$144,059	relatively stable, with client deposits up (previously flat to down 2%)
Net Interest Income (TE)	$3,943	down 2 – 5% up low-single digits vs. 4Q23 annualized exit rate 10%+ 4Q24 vs. 4Q23
Noninterest Income	$2,470	up 5%+
Noninterest Expense	$4,734 (Includes selected items of $339MM[1])	relatively stable[1,2]
NCOs to Avg Loans	21 bps	30 – 40 bps
GAAP Tax Rate	16.9%	~20%

Long-term Targets[3]				
	Positive operating leverage	Cash efficiency ratio: 54% - 56%	Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps	ROTCE: 16% - 19%

Note: Guidance range: relatively stable: +/- 2%

(1) The noninterest expense guidance excludes the FDIC special assessment of $190MM, efficiency related expenses of $131MM, and a pension settlement charge of $18MM in 2023; (2) The noninterest expense guidance excludes FDIC special assessments of $34MM in 2024; (3) To be updated upon the finalization of the currently proposed future capital requirements

12

2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 (1) Assumes the forward curve as of 6/30/2024 and maturities to occur on the last day of each quarter; only includes swap and Treasury maturities 13 Treasuries SwapsBenefit Realized WA Maturity Yields ▪ ~$550MM expected total benefit in 2024 ▪ ~$470MM annualized benefit in 2Q run rate ▪ ~$80MM expected incremental benefit 4Q24 vs. 2Q24 1 Tailwinds from Short-term Swaps & Treasuries Maturities(1) Maturities Schedule ~$118 $151 $198 $238 $ in millions; cumulative view Terminated CF Swaps ▪ ~$950MM expected annualized NII opportunity by 1Q25 (~50% realized to date) 2 ~$79 NII Opportunity From Swaps and Treasuries $1.9 $1.9 $2.6 $2.9 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 $3.1 $2.8 $4.5 $4.8 $2.7 $1.7 $1.1 $ in billions 0.49% 0.50%

Net Interest Income Opportunity

Achieving 4Q24 Exit Rate NII Target – One December Fed Rate Cut(1)

Change to NII ($ in millions); Illustrative, not drawn to scale



+~$130MM
$899
Impact nets
$1Bn+
2.40 – 2.50% NIM
2Q24
Swaps & UST Roll-off
Other Fixed Rate Assets Roll Off
Day Count & Loan Fees
Improved Funding Mix
Loan Growth (ex. Consumer)
Higher Deposit Costs
Impact of Dec Rate Cut
4Q24

Achieving 4Q24 Exit Rate NII Target – Two Fed Rate Cuts(2)

Change to NII ($ in millions); Illustrative, not drawn to scale



+$120-125MM
$899
Slightly negative impact
$1Bn+
2.40 – 2.50% NIM
2Q24
Swaps & UST Roll-off
Other Fixed Rate Assets Roll Off
Day Count & Loan Fees
Improved Funding Mix
Loan Growth (ex. Consumer)
Lower Deposit Costs
Two Rate Cuts – Lower Loan Yields
4Q24

(1) Assumes one 25 basis point Fed rate cut in December; (2) Assumes two 25 basis point Fed rate cuts – one in September and one in December

Other Key Inputs & Assumptions

- Loan Balances
  - Loans flat / up slightly vs 6/30/24 levels
- Deposit Costs
  - Cumulative beta reaches mid-50%'s
  - Lag in consumer betas for first few rate cuts
- Deposit Balances and Mix
  - Avg deposits flat to up 1% versus 2Q24, growth mostly driven by CDs (offset with lower FHLB borrowings)
  - Some continued slight migration from NIB to IB deposits
- Other Assets Repricing
  - ~$2Bn of securities cash flows roll-off at ~2.3% – 2.4%
  - ~$1.5Bn consumer loans roll off at ~3.7%
  - Variable-rate loans reprice to changes in benchmark SOFR monthly

14

Appendix

Brokered Deposits ▪ Proactive balance sheet management − Right-sized the balance sheet − Significantly increased CET1 through RWA optimization − Vastly improved liquidity and funding profile ▪ Targeted expense reductions to hold expenses relatively stable − Simplified and streamlined businesses 16 ▪ Franchise momentum: client growth, consistent business flows, strong deposit base ▪ Upside to capital markets recovery ▪ Strengths play to market trends − Strong fee-based businesses − Underwrite-to-distribute business model ▪ Core funded balance sheet more resilient to changes in interest rates ▪ Outsized fixed asset repricing benefit from the roll-off of swaps and Treasuries ▪ High-quality portfolio with strong credit quality − Low exposure to leveraged lending, office, and construction Repositioned Company in 2023 Well-Positioned Moving Forward $31 $22 45107 45473 2Q23 2Q24 28% 6/30/23 6/30/24 6/30/23 6/30/24 Wholesale Funding(1) 44% (1) Wholesale funding includes Federal funds purchased and securities sold under repurchase agreements, bank notes and other short-term borrowings, and long-term debt Positioned for the Future $in billions $in billions $9 $5

Commercial Real Estate

High-quality CRE portfolio has relatively limited exposure and is diversified by property type and geography

Nonowner-occupied CRE

As a % Total Loans


All banks >$10Bn assets(1)
31%
Regional bank peers(2)
17%
KEY
13%
Category III banks(3)
11%

Loan Portfolio Composition

As a % Total Loans


All other loans
< 1% Office
3%
Affordable Housing
4%
Other NOORE(4)
5%
Traditional Multifamily

Office Highlights

- $0 nonowner-occupied construction
- Nonperforming loans: 5.5%
- Reserves to loans: ~7%
- B&C Class properties in CBDs <0.1% of total loans

Nonowner-occupied CRE Highlights

- Nonperforming loans: 1.17%
- Reserves to loans: ~3%
- No core-based statistical area >4.1% of total nonowner-occupied CRE

Note: NOORE = Nonowner-occupied real estate (Commercial Real Estate); KEY data as of 6/30/2024

(1) Data as of 3/31/2024; Sourced from ffiec.gov 'peer group average reports'; (2) Data as of 3/31/2024; Includes: CFG, CMA, FCNCA, FITB, HBAN, MTB, RF and ZION; (3) Data as of 3/31/2024; Includes: COF, PNC, TFC and USB; (4) Other NOORE includes Diversified, Industrial, Land & Residential, Retail, Senior Housing, Student Housing, Lodging, Medical Office, Self Storage, Skilled Nursing, and Other

17

Commercial Real Estate: Multifamily

Business leverages our originate-to-distribute model and is a mixture of market rate and affordable housing

Multifamily Portfolio Highlights

- Diversified - no more than ~4% of Multifamily loans concentrated in any market[1]
- No exposure to rent controlled properties in New York City
- Only ~5% of portfolio in NYC, Chicago, Los Angeles and San Francisco

Affordable Housing Loans Driving Most of Multifamily Growth

$ in millions



$5,074
$5,247
$6,736
$8,889
$8,853
23%
28%
28%
31%
37%
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
+9% Traditional Multifamily CAGR
+29% Affordable Housing CAGR
Traditional Market Rate Multifamily
Affordable Housing

Affordable Housing Loan Portfolio Highlights

- Targeted clients utilize low-income housing tax credit (LIHTC) financing programs to build, acquire, rehab and preserve facilities
- Significant shortage requires continued investments in new supply, preservation of existing supply, and expansion of government subsidies and programs
- Long-term financing structures result in limited refinance and interest rate risk
- Construction loans underwritten with forward commitments for permanent financing as part of distribution model

Market Rate Multifamily Loan Portfolio Highlights

- Relationship model focused on owners and operators of multifamily projects, rather than developers
- Gateway Markets[2] 5% of exposure – 2/3 of portfolio is suburban
- Loans underwritten based on long-term permanent rates on actual, non-trended rents, reducing refinance and interest rate risk
- Over 80% of exposure has recourse

Note: All data as of 6/30/2024 unless otherwise noted
(1) Measured as core-based statistical area (CBSA); (2) Defined as New York City, Los Angeles, Chicago, Washington DC, San Francisco, and Boston

18

0.41% 0.21% 0.00% 0.00% 4.31% 1.01% C&I CRE Resi Mtg Home Equity Credit Cards Other Consumer 19 Allowance to NPLs (%)(2) Criticized Outstandings to Period-end Loans (%)(2) 191% 259% 150% 78% N/M N/M C&I CRE Resi Mtg Home Equity Credit Cards Other Consumer 8.1% 13.8% 0.4% 1.4% 1.8% 0.3% C&I CRE Resi Mtg Home Equity Credit Cards Other Consumer Credit Quality by Portfolio (3), (4) (3), (4) (3), (4) N/M = Not Meaningful Note: All metrics are as of 6/30/2024 unless otherwise noted; (1) Net loan charge-off amounts are annualized in calculation; (2) Ratios calculated using unrounded figures and therefore may not foot to calculation using rounded figures presented in chart; (3) Loan balance includes $217 million of commercial credit card balances at June 30, 2024; (4) Commercial and industrial includes receivables held as collateral for a secured borrowing of $285 million at June 30, 2024. Principal reductions are based on the cash payments received from these related receivables Allowance for Credit Losses (ACL) $ in millions $1,771 $1,778 1,804 1,823 1,833 2Q23 3Q23 4Q23 1Q24 2Q24 Allowance for Credit Losses to Period-end LoansAllowance for Credit Losses 1.49% 1.54% 1.60% 1.66% 1.71% Net Loan Charge-offs(1) to Average Loans (%)(2)

$2.6 $2.9 $0.3 3Q24 4Q24 1Q25 Prime 8% 1M SOFR 21% 3M SOFR 7% O/N SOFR 25% Fixed 37% Other 2% Loan Composition(1) Earning Asset Mix(2) 63% 22% 5% 9% 2% Total Loans AFS Securities Other(3) $9.4 $9.0 $8.7 $8.4 $8.1 $38.9 $37.3 $35.6 $37.1 $36.8 2Q23 3Q23 4Q23 1Q24 2Q24 Average AFS Securities Average Yield(4)Average HTM Securities $ in billions Average Total Investment Securities Balance Sheet Mix and Trends $48.3 $44.3 $45.5 Fixed-rate Asset Repricing Tailwinds – 2H24 to 2026 0.47% WA yield on portfolio $ in billions Short-term Treasury Maturities WA Maturity Yield Short-term Treasury Maturities 20 2.04% 2.06% 2.26% .44% .48% .63% Balance Sheet Management Detail 2.40% $44.9$46.3 ST Investments HTM Securities 2.61% (1) Loan statistics based on 6/30/2024 period-end balances; (2) Based on 6/30/2024 period-end balances; chart may not foot due to rounding; (3) Other includes loans HFS and trading account assets; (4) Yield is calculated on the basis of amortized cost; (5) 2H24 receive fixed swaps were terminated in September 2023 and realized P&L from the terminated swaps that mature in 2H24 will be recognized throughout 2H24; (6) Excludes short-term Treasury maturities shown in the bottom right graph $ in billions 2H24 2025 2026 Projected receive fixed swaps(5) maturities $0.0 $5.2 $9.1 Weighted-average rate received (%) n/a 1.80% 2.78% Projected fixed rate loans cash flows / maturities $6.7 $11.2 $11.1 Weighted-average rate received (%) 3.89% 4.15% 4.47% Projected fixed rate investment securities CFs / maturities(6) $2.0 $4.2 $4.7 Weighted-average rate received (%) 2.33% 2.74% 3.04%

$18.5 $18.8 $18.8 $18.8 $19.6 $10.8 2Q24 3Q24 4Q24 YE24 YE25 YE26 Hedging Strategy Opportunity $ in billions 6/30/2024 Debt Hedges $10.8 Securities Hedges(2) $10.8 Floor Spreads $3.3 ▪ Executed $5.75Bn of forward-starting receive-fixed swaps – WA receive rate: 4.06% (March 2025 start date) ▪ Executed $1.35Bn of spot pay-fixed swaps to hedge securities – WA pay rate: 4.48% 21 (1) Portfolio as of 6/30/2024 and includes already executed forward starting swaps; (2) AFS securities swapped to floating rate Other Hedge Positions 2Q24 ALM Hedge Actions ~2.3% ~2.3% ~2.3% ~2.3% ~3.0% ~3.2% 3Q24 4Q24 FY24 FY25 FY26 $0 $0 $0 $5.2 $9.1 n/a n/a n/a 1.80% 2.78% W.A. Receive- fixed Rate at 6/30/24 Note: Maturing Swaps ($Bn) W.A. Receive-fixed Rate Receive-fixed Asset Swaps(1) $ in billions; ending balances 1Q24 ALM Hedge Actions ▪ Executed $250MM of forward-starting receive fixed swaps - WA receive rate: 3.85% (January 2025 start date) ▪ Executed $950MM of forward-starting debt hedges – WA receive rate: 3.77% (March 2025 start date) ▪ Executed $750MM of spot pay fix swaps to hedge securities – WA pay rate: 4.1%

GAAP to Non-GAAP Reconciliation (1) For the three months ended June 30, 2024, March 31, 2024, and June 30, 2023, intangible assets exclude less than $1 million, $1 million, and $1 million, respectively, of period-end purchased credit card receivables; (2) Net of capital surplus; (3) For the three months ended June 30, 2024, March 31, 2024, and June 30, 2023, average intangible assets exclude less than $1 million, $1 million, and $1 million, respectively, of average purchased credit card receivables. 22 $ in millions 2Q24 1Q24 2Q23 Tangible common equity to tangible assets at period end Key shareholders’ equity (GAAP) $ 14,789 $ 14,547 $ 13,844 Less: Intangible assets(1) 2,793 2,799 2,826 Preferred stock(2) 2,446 2,446 2,446 Tangible common equity (non-GAAP) $ 9,550 $ 9,302 $ 8,572 Total assets (GAAP) $ 187,450 $ 187,485 $ 195,037 Less: Intangible assets(1) 2,793 2,799 2,826 Tangible assets (non-GAAP) $ 184,657 $ 184,686 $ 192,211 Tangible common equity to tangible assets ratio (non-GAAP) 5.17% 5.04% 4.46 % Average tangible common equity Average Key shareholders’ equity (GAAP) $ 14,474 $ 14,649 $ 14,412 Less: Intangible assets (average) (3) 2,796 2,802 2,831 Preferred stock (average) 2,500 2,500 2,500 Average tangible common equity (non-GAAP) $ 9,178 $ 9,347 $ 9,081

GAAP to Non-GAAP Reconciliation 23 $ in millions 2Q24 1Q24 2Q23 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 237 $ 183 $ 250 Average tangible common equity (non-GAAP) 9,178 9,347 9,081 Return on average tangible common equity from continuing operations (non-GAAP) 10.39% 7.87% 11.04 % Return on average tangible common equity consolidated Net income (loss) attributable to Key common shareholders (GAAP) $ 238 $ 183 $ 251 Average tangible common equity (non-GAAP) 9,178 9,347 9,081 Return on average tangible common equity consolidation (non-GAAP) 10.43% 7.87% 11.09 % Cash efficiency ratio Noninterest expense (GAAP) $ 1,079 $ 1,143 $ 1,076 Less: Intangible asset amortization 7 8 10 Adjusted noninterest expense (non-GAAP) $ 1,072 $ 1,135 $ 1,066 Net interest income (GAAP) $ 887 $ 875 $ 978 Plus: Taxable-equivalent adjustment 12 11 8 Noninterest income (GAAP) 627 647 609 Total taxable-equivalent revenue (non-GAAP) $ 1,526 $ 1,533 $ 1,595 Cash efficiency ratio (non-GAAP) 70.2% 74.0% 66.8%

GAAP to Non-GAAP Reconciliation

CET1 – AOCI Impact(1) ($ in millions)	2Q23	3Q23	4Q23	1Q24	2Q24
Common Equity Tier 1 (A)	$ 14,887	$ 15,007	$ 14,894	$ 14,821	$ 14,901
Add: AFS and Pension accumulated other Comprehensive income (loss)	(4,961)	(5,581)	(4,573)	(4,608)	(4,530)
Adjusted Common Equity Tier 1 (B)	$ 9,926	$ 9,426	$ 10,321	$ 10,213	$ 10,371
Risk Weighted Assets (C)	$ 160,422	$ 152,672	$ 148,575	$ 144,295	$ 141,971
Common Equity Tier 1 ratio (A/C)	9.28 %	9.83 %	10.02 %	10.27 %	10.50 %
Adjusted CET1 Ratio (B/C)	6.19 %	6.17 %	6.95 %	7.08 %	7.30 %

Loan Yields Excluding Impact from Hedges(2)	2Q23	3Q23	4Q23	1Q24	2Q24
Loan Yield	5.26 %	5.41 %	5.51 %	5.61 %	5.66 %
Subtract: Loan Yield Impact of Realized Hedge Gains/(Losses)	(0.82) %	(0.86) %	(0.84) %	(0.78) %	(0.73) %
Loan Yield Excluding Impact from Hedges	6.08 %	6.27 %	6.35 %	6.39 %	6.39 %

(1) Under the current applicable regulatory capital rules, Key has made the AOCI opt out election, which enables us to exclude components of AOCI from regulatory capital, notably the AOCI relative to securities and pension. Adjusted CET1 ratio is a non-GAAP measure and is calculated based on Common Equity Tier 1 capital, inclusive of the AOCI impact from securities and pension, divided by risk weighted assets. We believe this non-GAAP measure provides useful information in light of the potential for change in the regulatory capital framework; (2) Loan Yields Excluding Impact from Hedges is a non-GAAP metric and is calculated by excluding losses realized on derivatives which hedge the interest rate risk of our loans. We believe this metric is meaningful as it provides information on loan yields excluding the impacts of hedge-related interest rate risk management programs

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Selected Items Impact on Earnings

Selected Items Impact on Earnings[1]						
$ in millions, except per share amounts	Pretax[2]		After-tax at marginal rate[2]			
Quarter to date results		Amount		Net Income		EPS[3]
Three months ended June 30, 2024						
FDIC special assessment (other expense)[4]	$	(5)	$	(4)	$	-
Three months ended March 31, 2024						
FDIC special assessment (other expense)[4]		(29)		(22)		(0.02)
Three months ended June 30, 2023						
No items		-		-		-

(1) Includes items impacting results or trends during the period but are not considered non-GAAP adjustments; (2) Favorable (unfavorable) impact; (3) Impact to EPS reflected on a fully diluted basis; (4) In November 2023, the FDIC issued a final rule implementing a special assessment on insured depository institutions to recover the loss to the FDIC's deposit insurance fund (DIF) associated with protecting uninsured depositors following the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the initial loss estimate related to the special assessment during the fourth quarter of 2023. In late February 2024, the FDIC provided updated estimates on the uninsured deposit losses and recoverable assets related to the 2023 closures of Silicon Valley Bank and Signature Bank. KeyCorp recorded the additional expense related to the revised special assessment during the first quarter of 2024. In June 2024, Key received its quarterly invoice from the FDIC which included amounts due under the special assessment. As such, Key recorded an additional expense in the second quarter of 2024 to true-up initial estimates to the invoiced amount.

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This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequent filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward- looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Key’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in in the appendix to this presentation, the financial supplement, or the press release related to this presentation, all of which can be found on Key’s website (www.key.com/ir). Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at the federal statutory rate. This adjustment puts all earning assets, most notably tax-exempt municipal securities, and certain lease assets, on a common basis that facilitates comparison of results to results of peers. Certain income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total consolidated earnings per share performance excluding the impact of such items. When the impact of certain income or expense items is disclosed separately, the after-tax amount is computed using the marginal tax rate, with this then being the amount used to calculate the earnings per share equivalent. GAAP: Generally Accepted Accounting Principles 26 Forward-looking Statements and Additional Information